1
        STATEMENT OF INTENTION AND SPECIAL ADDITIONAL FINANCING AGREEMENT

         THIS STATEMENT OF INTENTION AND ADDITIONAL SPECIAL FINANCING AGREEMENT(as amended from time to time, this "Statement of Intention and Agreement"), dated July 25, 2000 between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation (herein referred to as "GSRP"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("TFC").

         1.       STATEMENT OF INTENTIONS; BACKGROUND; AND APPLICABLE TERMS.

         GSRP and TFC mutually acknowledge, agree to, and state, the following (all of which are hereby incorporated into and made a part of this Statement of Intention and Agreement):

                  (a) Existing LSA. GSRP, TFC, as a lender and as the administrative agent, Finova Capital Corporation, Litchfield Financial Corporation and [Conseco Financial Services, f/k/a Green Tree Financial Servicing Corporation] are parties to that certain Loan and Security Agreement, dated as of September 1, 1998, as amended from time to time to (but not including) the date hereof (the "Existing LSA").

                  (b) Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Existing LSA;

                  (c) 1997 Projects. The Attitash Loan, the Jordan Bowl Loan, the Killington Loan and the Mt. Snow Loan have each been paid in full and no further Advances are being made in respect of any of such 1997 Projects. Release Prices, at reduced percentages (50% rather than 100%) of net proceeds from sales of Quartershare Interests, are still being collected from sales of Quartershare Interests at the 1997 Projects and being applied to the remaining balance of the Loan. In connection with this Statement of Intention and Agreement, it is GSRP=s intent to increase the Release Prices in respect of the 1997 Projects from 50% of net proceeds to 65% of net proceeds and to also effect a similar change to the Release Prices applicable to the Canyons Project and Steamboat Projects once the Canyons Obligations and Steamboat Obligations, respectively, are paid in full.

                  (d) Canyons Project. The Canyons Project has received its final Certificate of Occupancy, and sales of Canyons Quartershare Interests are generating Release Prices that are being applied to, and paying down, the Canyons Loan.

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                  (e)  Steamboat  Project.  Due to  certain  cost  overruns  and delivery delays identified below, upon full advance of the Steamboat Construction Project Advance Commitments there will be insufficient funds available under the Existing LSA to complete the Steamboat Project. The Steamboat Project has not yet been fully constructed in accordance with the Plans for the Steamboat Project. Disputes have arisen around modifications that may have been effected to such Plans as well as change orders, construction change directives, delays in delivery and other modifications that may have been effected in respect of the Steamboat Construction Contract. GSRP has not consented to, or otherwise approved, any modifications to the Plans or change orders, construction change directives or other modifications to the Steamboat Construction Contract that have not complied with the requirements of the Existing LSA and the Security Documents in respect thereof. The Steamboat General Contractor has asserted that such change orders, construction change directives and other modifications to the Steamboat Construction Contract (collectively, the "Overrun Modifications") have been properly made and/or incurred and that costs, both direct and indirect as set forth in detail on Attachment 1 hereto, arising therefrom aggregate $9,715,336 (the "Overrun Costs") and that such overrun costs are due and payable to the Steamboat General Contractor. The Overrun Costs are in excess of the "Guaranteed Maximum Price" of $70,000,000 in the Steamboat Construction Contract.

                  (f) Steamboat Project Construction Delays. The aforesaid Overrun Modifications have also, among other things, resulted in the Steamboat General Contractor not constructing the Steamboat Project so that it was substantially complete, within the meaning of that term in the Steamboat Construction Contract, on February 11, 2000. The Steamboat General Contractor does not expect to substantially complete the Steamboat Project and obtain a final certificate of occupancy until October 23, 2000, but expects to be able to deliver Residential Units with conditional certificates of occupancy (with all such conditions being acceptable to the Special Subordinated Lender) in phases commencing on September 4, 2000, as more particularly set forth in clause (i) below. The Existing LSA provides for a Completion Date for the Steamboat Project of September 1, 2000.

                  (g) No further Steamboat Construction Project Advances. No Steamboat Construction Project Advance Lender is prepared to make additional Steamboat Construction Project Advances in excess of the Steamboat Construction Project Borrowing Base or their respective
         Steamboat Construction Project Advance Commitment under the terms of the Existing LSA.

                  (h) Defaults. There is in existence no Default or Event of Default under the Existing LSA.

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                  (i) Special  Financing  being  provided by this  Statement  of
         Intention and Agreement. TFC, in its individual capacity as a Steamboat Construction Project Advance Lender and not as Administrative Agent (TFC, as the advancing lender of the facility hereinafter described in this paragraph 1(i) is referred to herein as the "Special Subordinated Lender"), is prepared to make, subject to the terms and conditions hereinafter set forth, available to GSRP in conjunction with the Existing LSA a special subordinated loan facility up to a maximum of principal amount of $10,000,000 (the "Subordinated Loan Tranche") for the sole purpose of financing the Construction Costs necessary to complete all construction of the Steamboat Project in accordance with the supplemented Plans for such Project (the "Supplemented Plans"), which shall reflect the originally approved Plans for the Steamboat Project and such modifications thereto as are described on Attachment 2 hereto (the "Steamboat Plan Modifications"), and to provide certain nonconstruction cost financing for GSRP in respect of Sales, Marketing & Other Costs, FF&E Costs or other similar out-of-pocket costs ("Nonconstruction Costs"). The completion of the construction of the Steamboat Project, in accordance with the Supplemented Plans, shall proceed in accordance with the construction timeline and schedule set forth on Attachment 3 hereto (the "Construction Completion Timeline"), which timeline shall provide for distinct stages of completion of the Steamboat Project so that the "lobby" and the Steamboat Residential Units on floors 1 through 4 of the Steamboat Project shall be substantially completed, as such term is used in the Steamboat Construction Contract, and shall have received conditional certificates of occupancy (with all such conditions being acceptable to the Special Subordinated Lender) no later than September 4, 2000 and additional
         Steamboat Residential Units being completed and receiving similar certificates of occupancy on the date or dates set forth therefor in the Construction Completion Timeline.

                  (j) Attachments. The Subordinated Loan Tranche would be evidenced by an amendment attachment, substantially in the form of Attachment 4 hereto, to be executed by GSRP and attached to the Steamboat Construction Project Note of TFC. Advances in respect of the Subordinated Loan Tranche ("Subordinated Loan Tranche Advances") would be deemed by GSRP and TFC to be Steamboat Construction Project Advances under the Existing LSA and would be secured by all of the Collateral (including, without limitation, the Steamboat Assignment of Architect=s Contract, the Steamboat Assignment of Contracts, the Steamboat Assignment of Construction Contract, the Steamboat Assignment of Rents, the Steamboat Assignment of Declarant=s Rights, the Steamboat Assignment of Property-Related Contracts, the Steamboat Assignment of Rents, and the Steamboat Blanket Mortgage), provided that:

                           (i) the  Subordinated  Loan  Tranche and all advances
                  made thereunder by TFC, as the Special Subordinated Lender, would not count as, or be construed as being a part of, Steamboat Construction Project Advance Commitments (the undertaking of TFC, as the Special Subordinated Lender, to make Subordinated Loan Tranche Advances to GSRP being evidenced solely by this Statement of Intention and Agreement on the terms and conditions hereinafter set forth),

                           (ii) the Subordinated Loan Tranche would not be counted as, or be a part of, Steamboat Loan Exposure or other Loan Exposure under the Existing LSA,

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                           (iii) TFC, as the Special  Subordinated Lender, would
                  not be counted as, or be a part of, the Steamboat Construction Project Required Lenders and would not otherwise be counted as or vote as a Lender under the Existing LSA solely in its capacity as the Special Subordinated Lender hereunder,

                           (iv) Except as set forth below with respect to certain "free and clear proceeds" arising from the Collateral referred to in Paragraph 2(b)(iii)(6) below, the Subordinated Loan Tranche and all Collateral securing the same is and shall be junior and subordinate to (A) the payment of all Loans and other Obligations under the Existing LSA and (B) the Liens securing the same in the Collateral; it is the intention of GSRP and TFC, as the Special Subordinated Lender, that the rights of the Lenders under the Existing LSA shall not be impaired or prejudiced in any way by this Statement of Intention and Agreement and it is further the view of GSRP and TFC, as the Special Subordinated Lender, that the availability of the Subordinated Loan Tranche is essential to the completion of the construction of the Steamboat Project, the repayment of the Steamboat Loan and the continued performance by GSRP of all of its other undertakings and agreements in the Existing LSA and, accordingly, directly benefits the Lenders under the Existing LSA, and

                           (v) GSRP  will  collaterally  assign  to the  Special
                  Subordinated Lender (pursuant to an assignment substantially in the form of Attachment 5 hereto) all of its right, title and interest in and to the "free and clear proceeds" arising from the Collateral described in Paragraph 2(b)(iii)(6) below and GSRP shall authorizes the Administrative Agent to pay such amounts directly to the Special Subordinated Lender. In the event that no Default or Event of Default exists under the Existing LSA, no default or event of default exists hereunder, no accrued interest hereunder remains unpaid, no installment of Success Fee remains unpaid and no material casualty or condemnation shall have occurred, the Special Subordinated Lender shall return to GSRP 70% of such "free and clear proceeds;" otherwise, subject to Paragraph 2(b)(iii) hereof, it shall retain all of such "free and clear proceeds."

                  (k)      Term Summary.  In consideration of TFC=s

                           (i) making the Subordinated Loan Tranche available to
                  the GSRP,

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                           (ii) not requiring the  application  of the Steamboat
                  Construction   Project   Advances   Maturity   Date   to   the
                  Subordinated Loan Tranche but rather establishing a separate maturity date with respect thereto of August 1, 2003 (the "Subordinated Loan Tranche Maturity Date"); it being the intention of the parties hereto that the outstanding principal balance of the Subordinated Loan Tranche shall be payable (other than on said maturity date or in the instance of an acceleration of the Subordinated Loan Tranche Obligations, as hereinafter defined) only in connection with the receipt by GSRP of "free and clear" cash flow referred to below in Paragraph 2(b)(iii)(6),

                           (iii) making such  Subordinated  Loan Tranche  junior
                  and subordinate to the Loans under the existing Loan and Security Agreement, as provided in Paragraph 2(b)(i) hereof,

                           (iv) not requiring the application of the Default Rate to the Subordinated Loan Tranche,

                           (v) providing for the deferral of interest payments and

                           (vi) allowing the voluntary prepayment of the Subordinated Loan Tranche Advances, in whole (but not in part) at any time, at the sole election of GSRP, and without prepayment or premium of any kind other than the Final Payment Fee together with all other Subordinated Loan Tranche Obligations (upon the prepayment in full of the Subordinated Loan Tranche Advances, no further Subordinated Loan Tranche Advances shall be obtainable hereunder),

         GSRP agrees, as more particularly set forth below,

                           (A) to pay interest on the  principal  balance of the
                  Subordinated Loan Tranche from time to time outstanding at a rate of interest of twenty percent (20%) per annum, payable monthly in arrears on the last day of such month (or, if such day is not a Business Day, on the first Business Day thereafter), provided that only 50% of the amount of such interest accrued in respect of any month shall be due and payable in cash on the last day thereof and the other 50% of such amount of such interest shall, if no Default or Event of Default under the Existing LSA or default or event of default hereunder shall exist, automatically be deferred (without the accrual of any further interest thereon) until the Final Payment Date (as defined in subclause (B) immediately below), at which time such deferred amount (together with all other deferred amounts of interest hereunder) shall become due and payable and,

                           (B)      to pay the Special Subordinated Lender

                                            (1) in  installments  as provided in
                                    Paragraph  2(b)(iii)(3)  hereof,  a  fee  of
                                    $1,000,000  or such lesser  amount as may be
                                    required  by  Paragraph   6(a)  hereof  (the
                                    "Syndication Fee") and

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                                            (2) in one lump sum a final  payment
                                    fee  (the  "Final  Fee"),   which  shall  be
                                    payable on the  earlier of the  Subordinated
                                    Loan  Tranche  Maturity  Date or the date on
                                    which all principal of the Subordinated Loan
                                    Tranche is fully paid (such date is referred
                                    to  herein  as the  "Final  Payment  Date"),
                                    equal to the sum of the Final Fee  Component
                                    Amounts  for each of the  Subordinated  Loan
                                    Tranche   Advances,   where  a  "Final   Fee
                                    Component  Amount" for a  Subordinated  Loan
                                    Tranche  Advance shall equal the  difference
                                    between the original  outstanding  principal
                                    amount  of such  Subordinated  Loan  Tranche
                                    Advance  minus the  discounted  net  present
                                    value  of  each   payment  of  interest  and
                                    principal  in respect  of such  Subordinated
                                    Loan   Tranche    Advance    determined   in
                                    accordance with customary financial practice
                                    by using a discount  period of one month and
                                    a monthly  interest  rate equal to 2.083333%
                                    (or such  lesser  rate as may be required by
                                    Paragraph  6(a)  hereof) and by  discounting
                                    each such payment of principal  and interest
                                    from the date on which such payment was made
                                    to the  date  when  such  Subordinated  Loan
                                    Tranche  Advance was originally  extended by
                                    the   Special   Subordinated   Lender   (for
                                    purposes  of  determining   interest  to  be
                                    discounted  in respect  of any  Subordinated
                                    Loan  Tranche  Advance,  only  the  interest
                                    payments  accruing at 20% per annum  thereon
                                    shall be included  therein and such interest
                                    payments  shall be deemed  paid on the dates
                                    on which they are actually  paid in cash and
                                    any  of  such  interest  payments  that  are
                                    deferred,   in  accordance  with  the  terms
                                    hereof, to the Final Payment Date shall be deemed, for purposes of this determination, to have been paid in cash on such Final Payment Date);

                           (C) to pay to the  Special  Subordinated  Lender,  as
                  requested by it from time to time during the term of the Subordinated Loan Tranche after the payment in full of the Syndication Fee, its reasonable costs and fees, which

                                    (1)  in  the  aggregate   shall  not  exceed
                           $2,000,000  or such lesser  amount as may be required
                           by       Section        6(a)        hereof       (the
                           "Participation/Syndication Costs") and

                                    (2)  shall  have  been  incurred  or will be
                           incurred by TFC, in its capacity as a "Lender" under the Existing LSA and as the Special Subordinated Lender hereunder, in connection with obtaining one or more participants for the Subordinated Loan Tranche and/or TFC=s other Advances under the Existing LSA;

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                  such Participation/Syndication Costs shall be incurred only if determined to be necessary by TFC in the exercise of its professional judgment in order to attract participants in the prevailing loan/participation market for commercial loans; the funding of the payment of such Participation/Syndication Costs will be limited to 30% of the "free and clear proceeds"
                  arising   from  the   Collateral   referred  to  in  Paragraph
                  2(b)(iii)(4) below; GSRP acknowledges that TFC is required by its internal lending constraints to reduce its aggregate loan
                  exposure   under  the  Existing  LSA  and  this  Statement  of
                  Intention and Agreement to $30,000,000 or less as soon as possible after November 30, 2000 and that the payment of such Participation/Syndication Costs is essential to assist in achieving that reduction;

                  (l) The Reserve. The Subordinated Loan Tranche shall be available, subject to the satisfaction of the conditions precedent to advancing a Steamboat Construction Project Advance and the other conditions precedent set forth below in this Statement of Intention and Amendment, in multiple Subordinated Loan Tranche Advances. The proceeds of such Advances shall be used to pay for Construction Costs of the Steamboat Project and as further provided in this clause (l); any repayment of principal of any Subordinated Loan Tranche Advance shall not be available to be reborrowed hereunder. The Special Subordinated Lender may, in its sole discretion, reserve $2,000,000 (the "Reserve") of the Subordinated Loan Tranche to fund potential Construction Costs of the Steamboat Project and Nonconstruction Costs in respect of the Steamboat Project or any other Project of GSRP. The Reserve shall be disbursed solely on the conditions precedent set forth below in Paragraph 3.

                  (m) Other Lenders. It is not the intention of either GSRP or TFC to effect, pursuant to this Statement of Intention and Agreement, any amendment or modification to the Existing LSA that is prohibited by its terms. It is not the intention of either GSRP or TFC to impair or adversely affect in way any Loan or the Collateral therefor under the Existing LSA. This Statement of Intention and Agreement and the Subordinated Loan Tranche provided for herein is intended to enhance the Collateral for such Loans and contribute to the successful repayment of such Loans by enabling GSRP to complete construction of the Steamboat Project and commence the consummation of the sales of Steamboat Quartershare Interests. GSRP has notified each of the Lenders under the Existing LSA of its entering into this Statement of Intention and Agreement with TFC and will seek their approval to the amendments contemplated in Paragraph 5(f) below. The Special Subordinated Lender is entering into this Statement of Intention and Agreement in its individual capacity and not as the Administrative Agent.

                  (n) Incorporation. All statements in this Paragraph 1 are incorporated into and made a part hereof.

         2. SUBORDINATED LOAN TRANCHE AND TERMS OF SUBORDINATED LOAN TRANCHE ADVANCES.

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         Subject to the  satisfaction  of all  conditions  precedent  that would otherwise be applicable to a Steamboat Construction Project Advance under the Existing LSA (except where such conditions would be directly contradicted by an express term of this Statement of Intention and Agreement, in which case such term shall control) and subject to the other conditions precedent set forth in Paragraph 3 hereof, the Special Subordinated Lender agrees to make Subordinated Loan Tranche Advances to GSRP from the date hereof to and including December 31, 2000 in an aggregate principal amount at any one time outstanding not to exceed $10,000,000. Each Subordinated Loan Tranche Advance shall be a part of the Subordinated Loan Tranche and the Subordinated Loan Tranche shall be deemed to be a part of the credit extended to GSRP under the Steamboat Loan by the Special Subordinated Lender (as a Steamboat Construction Project Advance Lender) pursuant to the Existing LSA, and GSRP shall execute and deliver to the Special Subordinated Lender an amendment attachment (substantially in the form of Attachment 4 hereto) to its Steamboat Note (to be affixed thereto by the Special Subordinated Lender) to evidence such Subordinated Loan Tranche and each Subordinated Loan Tranche Advance to be made thereunder, provided that

                  (a) Limitations of Subordinated Loan Tranche Advances -- no principal advanced by the Special Subordinated Lender in respect of the Subordinated Loan Tranche shall

                           (i)      qualify as Steamboat Loan Exposure,

                           (ii)     count  as  Steamboat  Construction   Project
                  Advance Commitments,

                           (iii) be included in any  determination as to whether
                  the Steamboat Loan or the Steamboat Project Construction Advances have, in the aggregate, exceeded the Steamboat Construction Project Borrowing Base,

                           (iv) entitle the Special  Subordinated Lender to vote
                  any principal amount or other amounts outstanding in respect of the Subordinated Loan Tranche for any purpose under the Existing LSA (unless all of the Obligations under the Existing LSA {without including therein any Subordinated Loan Tranche Obligations} have been fully and finally paid),

                           (v) enable the Special  Subordinated Lender, as such,
                  to claim the status as being one of the Steamboat Required Lenders, one of the Required Parties or the right to vote on any issue requiring unanimous consent of all Lenders or Steamboat Construction Project Lenders under the Existing LSA (unless all of the Obligations under the Existing LSA {without including therein any Subordinated Loan Tranche Obligations} have fully and finally been paid),

                           (vi) claim any fees or rights to be reimbursed for any costs and expenses as a Steamboat Lender or a Lender under the Existing LSA,

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                           (vii)  enable the Special  Subordinated  Lender to be
                  able to claim a share of the Collateral or any proceeds in respect thereof except as it otherwise would be entitled to claim as a Lender or the Administrative Agent under the Existing LSA or as set forth in Paragraph 2(b)(ii), Paragraph 2(b)(iii)(6) or Paragraph 2(b)(iii)(8) below, or

                           (viii) cause the outstanding principal balance of the
                  Loans (including the outstanding principal balance of the Subordinated Loan Tranche) to exceed the Maximum Outstanding Loan Limit (which is $105,000,000).

                  (b) Certain  Terms  Applicable  to  Subordinated  Loan Tranche
         Advances -- subject to the limitations and restrictions set forth in subclause (a) above and in this subclause (b),

                           (i) the  principal,  interest,  fees  (including  the
                  Syndication Fee and the Participation/Syndication Costs) and other costs and expenses incurred in connection with the Subordinated Loan Tranche (collectively, the "Subordinated Loan Tranche Obligations") are intended to be and qualify as Steamboat Obligations, to be secured by all of the Collateral (including, without limitation, the Steamboat Assignment of Architect=s Contract, the Steamboat Assignment of Contracts, the Steamboat Assignment of Construction Contract, the Steamboat Assignment of Rents, the Steamboat Assignment of Declarant=s Rights, the Steamboat Assignment of Property-Related Contracts, the Steamboat Assignment of Rents, and the Steamboat Blanket Mortgage), to be evidenced by the Steamboat Note of the Special Subordinated Lender pursuant to an amendment attachment to be affixed thereto (as set forth in Attachment 4 hereto) and to be junior and subordinate in
                  payment   to  the   Obligations   (excluding   therefrom   any
                  Subordinated Loan Tranche Obligations) and in Lien to the Liens in and to the Collateral securing such Obligations, as more particularly provided for in Attachment 6 hereto;

                           (ii) the Administrative  Agent shall act on behalf of
                  the Special Subordinated Lender, to the same extent as it would act under the Existing LSA as Administrative Agent, for purposes of securing, perfecting, asserting, and/or enforcing Liens and security interests in and to the Collateral as security for the Subordinated Loan Tranche Obligations (except that the Special Subordinated Lender shall have no right to instruct the Administrative Agent or to participate in any instructions being given to the Administrative Agent unless and until all of the Obligations under the Existing LSA (without including therein any Subordinated Loan Tranche Obligations) have fully and finally been paid; for the avoidance of doubt and subject to the terms and provisions of Paragraph 2(b)(i) hereof, GSRP hereby grants to the Administrative Agent on behalf of the Special Subordinated Lender a security interest and Lien in and to the Collateral to secure the payment and/or performance of all of the Subordinated Loan Tranche Obligations;

                           (iii) the Subordinated Loan Tranche Obligations shall
                  be, and be deemed to be, part of the, Steamboat Obligations, except that

                                    (1) the rate of interest  payable in respect
                           thereof, the amount of fees payable thereon (including, without limitation, the Syndication Fee, the Final Payment Fee and the Participation/Syndication Costs) and all other Subordinated Loan Tranche Obligations shall be payable only to the Special Subordinated Lender in accordance with the terms hereof and out of Free and Clear Proceeds, from other funds of GSRP that do not constitute Collateral or from funds of GSRP that do constitute Collateral but after all of the Obligations under the Existing LSA (other than the Subordinated Loan Tranche Obligations) have been fully and finally paid, as hereinafter provided for,

                                    (2) the  Subordinated  Loan Tranche Advances
                           and the Subordinated Loan Tranche Obligations shall mature on the Subordinated Loan Tranche Maturity Date, provided that, in any case, the Subordinated Loan Tranche Obligations shall be subject to acceleration as set forth in the last paragraph of Paragraph 2(b)(iii)(7) hereof,

                                    (3)  subject to  Paragraph  2(b)(i)  hereof,
                           (aa) GSRP shall pay to the Special Subordinated Lender the Syndication Fee in installments, each such installment being payable whenever after October 1, 2000 Free and Clear Proceeds are available, with each such installment being in an amount equal to 30% of the amount of such Free and Clear Proceeds; if the full Syndication Fee shall have not been paid on or prior to December 31, 2000, it shall become due and payable in full on such date, and (bb) GSRP shall pay to the Special Subordinated Lender on the Final Payment Date the Final Payment Fee, as determined in respect of such Final Payment Date as calculated pursuant to Paragraph 1(k)(b) hereof,

                                    (4)   GSRP   shall   pay  to   the   Special
                           Subordinated Lender the Participation/Syndication Costs, in such amounts (up to an aggregate amount of $2,000,000 or such lesser amount as shall be required by Paragraph 6(a) hereof) as may be requested by the Special Subordinated Lender from time to time hereunder after the Syndication Fee shall have been paid in full, provided that the aggregate of all requests for such payment in any calendar month shall not exceed 30% of the amount of Free and Clear Proceeds available in respect of the immediately preceding month (less any Syndication Fees that may have been paid in such preceding month); the incurrence of Participation/Syndication Costs shall be as provided for in Paragraph 1(k)(C) hereof;

                                    (5) as additional consideration for the fees
                           and rate of interest set forth above, the Special Subordinated Lender agrees that no Default Rate of interest shall be applicable to the Subordinated Loan Tranche Obligations;

                                    (6) all  payments  in  respect  of the  Host
                           Company Lease Agreements, the sale of Quartershare Interests, the sale of Commercial Units and any other payments (either as Release Price payments, application of insurance or condemnation proceeds, test date excess payments or cure payments of borrowing base deficiencies) that are derived from any of the Projects and that are not required by the terms of the Existing LSA to be applied to one or more of the Loans and which GSRP, pursuant to the terms of the Existing LSA, is entitled to retain and use (collectively, the "Free and Clear Proceeds") shall be, promptly upon the receipt thereof by GSRP (and GSRP hereby instructs the Administrative Agent to pay all of such Free and Clear Proceeds directly to the Special Subordinated Lender), delivered to the Special Subordinated Lender for application to the Subordinated Loan Tranche Obligations as follows:

                                            first,   towards   the   costs   and
                                    expenses    incurred    by    the    Special
                                    Subordinated  Lender under this Statement of
                                    Intention and Agreement,  including, without
                                    limitation, any Loan Costs in respect of the
                                    Subordinated  Loan  Tranche  and  all  other
                                    fees,   costs  and  expenses  set  forth  in
                                    Paragraph 6(c) hereof;

                                            second,   towards  the  accrued  and
                                    unpaid  interest  on the  Subordinated  Loan
                                    Tranche Advances (other than the portion thereof that shall have been deferred to the Final Payment Date);

                                            third, towards the  then-outstanding
                                    principal  amount  of  the Subordinated Loan
                                    Tranche Advances, and

                                            fourth,  any other Subordinated Loan
                                    Tranche Obligations.

                           For the avoidance of doubt, Free and Clear Proceeds shall include any and all proceeds delivered to GSRP from the Cash Collateral Account and shall include all payments in respect of the Host Company Lease Agreements, the sale of Quartershare Interests, the sale of Commercial Units and any other payments that are derived from any of the Projects on and after the date on which the Obligations (other than the Subordinated Loan Tranche Obligations) are fully and finally paid. To the extent that no Default or Event of Default exists under the Existing LSA, no default or event of default exists hereunder, no accrued interest payable in cash then due and payable remains unpaid, no installment of the Syndication Fee then due and payable remains unpaid and no material casualty or condemnation in respect of a Project shall have occurred, the portion of any Free and Clear Proceeds to be applied as set forth in subclauses first through third above shall be limited to 30% of the amount thereof and the amount of such Free and Clear Proceeds to be applied as set forth in subclause fourth above shall be limited to an additional 30% of such Free and Clear Proceeds with such additional 30% being applied first solely to the payment of the Syndication Fee as provided in Paragraph 2(b)(iii)(3) hereof and second, after the Syndication Fee is paid in full, to the payment of Participant/Syndication Costs as provided in Paragraph 2(b)(iii)(4) hereof, and any remaining Free and Clear Proceeds shall be returned to GSRP free and clear of any security interest or Lien of the Special Subordinated Lender therein. Notwithstanding the immediately preceding sentence, the Special Subordinated Lender shall retain and have a security interest and Lien in and to all Free and Clear Proceeds unless and until it has returned a portion thereof to GSRP as provided above and expressly releases its security interest and Lien therein in connection with such return.

                                    (7) the following shall be additional Events
                           of Default  applicable to just the Subordinated  Loan
                           Tranche:

                                            (i) the Steamboat General Contractor
                                    refuses  to  confirm  that  the  "Guaranteed
                                    Maximum Price" under, and as defined in, the
                                    Steamboat  General  Contract  is  less  than
                                    $80,000,000,  excluding  amounts  in dispute
                                    between  GSRP  and  the  Steamboat   General
                                    Contractor   that  are  not  then  currently
                                    included in said "Guaranteed Maximum Price;"

                                            (ii) the "Guaranteed  Maximum Price"
                                    under,  and as  defined  in,  the  Steamboat
                                    General  Contract is  determined by a final,
                                    nonappealable   judgment  to  be  more  than
                                    $80,000,000  (inclusive  of any amounts that
                                    were  formerly in dispute  between  GSRP and
                                    the Steamboat General  Contractor under said
                                    Steamboat  General Contract) or GSRP and the
                                    Steamboat  General  Contractor  shall  enter
                                    into a definitive  settlement agreement that
                                    provides for said "Guaranteed Maximum Price"
                                    (inclusive of any amounts that were formerly
                                    in dispute  between  GSRP and the  Steamboat
                                    General   Contractor  under  said  Steamboat
                                    General    Contract)   to   be   more   than
                                    $80,000,000 and as to which GSRP has not obtained the prior written consent of the Special Subordinated Lender;

                                            (iii)    the    Steamboat    General
                                    Contractor is not in compliance with the Construction Completion Timeline for the phased completion of the Steamboat Project; and

                                            (iv) any  Lender  (other  than  TFC,
                                    Litchfield  Financial   Corporation  or  any
                                    other  Lender   having   consented  to  this
                                    Statement of Intention and Agreement, in writing, and their successors and assigns) or Fleet Bank shall object (in writing) to this Statement of Intention and Agreement.

                           The Subordinated Loan Tranche Obligations may, at the option of the Special Subordinated Lender, be declared immediately due and payable by the Special Subordinated Lender, with or without written notice or demand to GSRP, upon the occurrence of any Event of Default under the Existing LSA or any of the above-listed additional Events of Default and such Subordinated Loan Tranche Obligations (together with the Syndication Fee, the Final Payment Fee and all deferred and unpaid interest) shall immediately become due and payable and, in connection therewith, all obligations of the Special Subordinated Lender to make Subordinated Loan Tranche Advances hereunder shall terminate. The Final Payment Fee shall be determined as of the date of the aforesaid acceleration as if all Subordinated Loan Tranche Advances had then been paid in full and, if said Fee is not paid on such date, it shall bear interest hereunder at a rate per annum of 20% (subject to Paragraph 6(a) hereof).

                                    (8) upon the full and final repayment of all
                           Obligations (other than the Subordinated Loan Tranche Obligations), the Special Subordinated Lender shall have the full right to instruct the Administrative Agent to foreclose on all or any of the Collateral and to apply all proceeds from all Collateral to the Subordinated Loan Tranche Obligations as follows:

                                            first,   towards   the   costs   and
                                    expenses    incurred    by    the    Special
                                    Subordinated  Lender under this Statement of
                                    Intention and Agreement,  including, without
                                    limitation, any Loan Costs in respect of the
                                    Subordinated  Loan  Tranche  and  all  other
                                    fees,   costs  and  expenses  set  forth  in
                                    Paragraph 6(c) hereof;

                                            second,  towards  the  accrued   and
                                    unpaid  interest  on  the  Subordinated Loan
                                    Tranche Advances;

                                            third,  towards the then-outstanding
                                    principal  amount  of  the Subordinated Loan
                                    Tranche Advances,

                                            fourth,  to the payment of the Final
                                    Payment Fee and the Syndication Fee,

                                            sixth,   to  the   payment  of   the
                                    Participation/Syndication Costs, and

                                            seventh, to  any  other Subordinated
                                    Loan Tranche Obligations.

         3.       CONDITIONS TO MAKING OF SUBORDINATED LOAN TRANCHE ADVANCES.

         The conditions precedent set forth in Section 2.1(a) and Section 6 of the Existing LSA, as such conditions apply to the making of Steamboat Project Construction Advances, shall apply to the making of Subordinated Loan Tranche Advances except to the extent that such conditions are inconsistent with any one or more of the conditions set forth below, and each of the conditions set forth below shall also be applicable to the making of Subordinated Loan Tranche
Advances:

                  (a) General Contractor Certificate -- the Steamboat General Contractor shall have delivered a special construction contract certificate which shall be in form and substance satisfactory to the Special Subordinated Lender and which shall, among other things,

                           (i) confirm that the Steamboat General Contract is in
                  full force and effect and has not been suspended or terminated by the Steamboat General Contractor,

                           (ii) have attached thereto all modifications,  change
                  orders and construction change directives applicable to the Steamboat General Contract and not previously delivered to the Special Subordinated Lender,

                           (iii) set forth a then current breakdown of the guaranteed maximum price under the Steamboat General Contract, which shall in no case exceed $80,000,000, and the amounts currently in dispute between the Steamboat General Contractor and GSRP,

                           (iv) set  forth and  confirm  the  Steamboat  General
                  Contractor=s compliance with Construction Completion Timeline and will confirm its ability to comply with a staged delivery of Steamboat Residential Units commencing on September 4, 2000 and ending on October 23, 2000,

                           (v) which acknowledges the Steamboat General Contractor=s acceptance of a "dual check" disbursement procedure if required by the Special Subordinated Lender for the then remaining unadvanced portion of the Subordinated Loan Tranche and

                           (vi) otherwise  be  substantially  in  the  form   of
                  Attachment 7 hereto;

         Sections 2.1(a)(ii) and (iii) and 6.5(b) of the Existing LSA shall not be applicable to the making of Subordinated Loan Tranche Advances. For the avoidance of doubt, the Special Subordinated Lender may require other reasonable conditions precedent to be satisfied in connection with any advancement by way of a Subordinated Loan Tranche Advance of the Reserve (including, without limitation, additional financial statements and projections; Nonconstruction Cost invoices or bills together with evidences of the payment thereof; and proof that such advancements are not being used to indirectly satisfy construction costs in respect of the Steamboat Project).

                  (b) Availability under Existing LSA -- no Special Loan Tranche Advance shall be made if there is availability remaining under the Existing LSA to make Steamboat Construction Project Advances;

                  (c) Defaults -- no Special Loan Tranche Advance shall be made if a Default or Event of Default exists under the Existing LSA or a default or event of default exists under this Statement of Intention and Agreement;

                  (d) Joint Checks -- if requested by the Special Subordinated Lender, GSRP shall exercise its right under the Steamboat General Contract to require disbursement of the then requested Subordinated Loan Tranche Advance by the so-called "joint check" method (whereby checks are made payable to both the Steamboat General Contractor and the particular materialman, supplier or subcontractor then being paid from the proceeds of such Subordinated Loan Tranche Advance); and

                  (e) Exceeding $105MM -- after giving effect to any then requested Subordinated Loan Tranche Advance, the aggregate principal amount outstanding under the Loans and the Subordinated Loan Tranche shall not exceed the Maximum Outstanding Loan Amount.

         4.       REPRESENTATIONS AND WARRANTIES.

         In order to induce the Special Subordinated Lender to enter into and perform under this Statement of Intention and Agreement, GSRP hereby, as of the date hereof, represents and warrants as follows:

                  (a) Warranties and Representations True and Correct. Except as otherwise disclosed on Attachment 8 hereto, each of the representations and warranties contained in Section 4 of the Existing LSA is true and correct as of the date hereof.

                  (b) Transaction Is Legal and Authorized. The execution and delivery of this Statement of Intention and Agreement and the other documents and instruments contemplated herein, and compliance by GSRP with all of the provisions of this Statement of Intention and Agreement and each of the other documents contemplated herein are:

                           (i)  within the corporate powers of GSRP;

                           (ii) valid and legal acts and will not conflict with,
                  or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens contemplated hereunder) upon any Property of GSRP under the provisions of, any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which its Property may be bound.

                  (c)  Governmental  Consent.  Neither the nature of GSRP, or of any of its businesses or Properties, or any relationship between GSRP and any other Person, or any circumstance in connection with the execution or delivery of this Statement of Intention and Agreement and the other documents contemplated in connection herewith, nor the operation of any Project and the sale, or offering for sale, of any Quartershare Interest of any of the Projects by GSRP, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this Agreement and the other documents contemplated in connection herewith.

                  (d) Restrictions of GSRP. GSRP will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness under, or prohibits the execution of, or compliance with, this Statement of Intention and Agreement by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien and all Liens in favor of the Administrative Agent in respect of such Collateral remain in full force and effect.

                  (e) Brokers' Fees. There are no brokers and finders which are entitled to receive compensation for their services rendered to GSRP with respect to the transactions described in this Agreement.

                  (f) No Defaults or Events of Default. No Default or Event of Default has occurred and is continuing, nor does any event or condition exist that would constitute a Default or an Event of Default upon the execution and delivery of this Agreement. No material adverse change has occurred in or in respect of the Collateral or any one or more of the Projects, except as disclosed herein with respect to the Steamboat Project. GSRP has performed all of its obligations under the Steamboat Construction Contract.

         5. CONDITIONS PRECEDENT TO THIS STATEMENT OF INTENTION AND AGREEMENT BECOMING EFFECTIVE.

         This Statement of Intention and Agreement shall become effective on July __, 2000 (the "Closing Date") upon the parties hereto executing this Statement of Intention and Agreement and upon each of the following conditions being satisfied:

                  (a) Secretary's Certificates. The Special Subordinated Lender shall have received a certificate of the Secretary or any Assistant Secretary of GSRP, in form and substance reasonably satisfactory to the Special Subordinated Lender, dated as of the Closing Date, certifying

                           (i) the adoption by the Board of Directors of GSRP of
                  a resolution authorizing GSRP to enter into this Agreement and the transactions and instruments contemplated hereby, and

                           (ii) the  incumbency  and authority of, and verifying
                  the specimen signatures of, the officers of GSRP authorized to execute and deliver this Agreement and the other documents contemplated hereunder.

                  (b) Legal  Opinion.  GSRP shall have  delivered to the Special
         Subordinated   Lender  a  legal   opinion  from  its  General   Counsel
         substantially in the form set forth in Attachment 10 hereto.

                  (c) Expenses. GSRP shall have paid all fees and expenses incurred by the Special Subordinated Lender in the negotiation, preparation and closing of this Statement of Intention and Agreement or otherwise required to be paid by it to the Special Subordinated Lender pursuant to Paragraph 6(c) below or Section 11.2 of the Existing LSA (including the fees and disbursements of counsel to the Special Subordinated Lender).

                  (d)      Other Documents.

                           (i) GSRP shall have executed and delivered to the Special Subordinated Lender

                                    (A)   the   amendment   attachment   to  the
                           Construction    Project    Advance   Note   of   TFC,
                           substantially in the form of Attachment 4 hereto,

                                    (B)  the   modification   agreement  to  the
                           Steamboat Blanket Mortgage and the Steamboat Assignment of Rents, substantially in the form of Attachment 9 hereto,

                                    (C)  the   assignment   of  Free  and  Clear
                           Proceeds, substantially in the form of Attachment 5-A hereto (together with appropriate UCC-1 financing statements in respect thereof) and the collateral assignment, substantially in the form of Attachment 5-B hereto and

                                    (D) the  collateral  assignment  of  certain
                           rights, claims and proceeds of GSRP under or in respect of the breach of the Steamboat General Contractor of the Steamboat Construction Contract and the breach of Steamboat Architect of its agreement with GSRP (in form and substance satisfactory to the Special Subordinated Lender) and

                           (ii) GSRP shall have delivered to the  Administrative
                  Agent a date-down endorsement in respect of the Steamboat Blanket Mortgage and such endorsement shall show no Liens in and to the Steamboat Project other than Permitted Exceptions.

                  (e)   Representations.   The  warranties  and  representations
         contained or referred to in this Statement of Intention and Agreement shall be true in all material respects on the Closing Date.

                  (f) Amendment to Existing LSA. The Existing LSA shall have been amended to provide a Completion Date with respect to the Steamboat project of October __, 2000.


                  (g) Put Elimination. GSRP shall have delivered to the Special Subordinated Lender evidence that Fleet Bank no longer has a so-called "put" option with respect to all or a portion of the loans that it has advanced to GSRP=s parent.

                  (h) Proceedings Satisfactory. All actions taken in connection with the execution of this Statement of Intention and Agreement and all documents and papers relating thereto shall be satisfactory to the Special Subordinated Lender and its counsel.

6.       MISCELLANEOUS




                  (a) Maximum Rate. GSRP and the Special Subordinated Lender intend to comply at all times with applicable usury laws. All agreements between the GSRP and the Special Subordinated Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the payment of the Subordinated Loan Tranche Advances or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Special Subordinated Lender in respect of the Subordinated Loan Tranche Advances exceed the maximum amount permissible under applicable law (the "Maximum Rate"). The Special Subordinated Lender may, in determining the Maximum Rate in effect from time to time, take advantage of any law, rule or regulation in effect from time to time available to the Special Subordinated Lender which exempts the Special Subordinated Lender from any limit upon the rate of interest it may charge or grants to the Special Subordinated Lender the right to charge a higher rate of interest than that otherwise permitted by applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Special
         Subordinated Lender in respect of the Subordinated Loan Tranche Advances in excess of the Maximum Rate, such interest payable to the Special Subordinated Lender shall be reduced to the Maximum Rate; and if from any circumstance the Special Subordinated Lender shall ever receive anything of value deemed interest on the Subordinated Loan Tranche Advances by applicable law in excess of the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Subordinated Loan Tranche Advances and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Subordinated Loan Tranche Advances, such excess shall be refunded to GSRP. All interest paid or agreed to be paid to the Special Subordinated Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period during which the Subordinated Loan Tranche Advances may be outstanding until payment in full of the principal thereof so that the interest on the Subordinated Loan Tranche Advances (taking also into consideration, for purposes of such amortization, prorating, allocation and spreading, the outstanding principal balance of the Steamboat Note as well as the outstanding principal balance of the Subordinated Loan Tranche Advances) for such full period shall not exceed the Maximum Rate. GSRP agrees that in determining whether or not any interest payment hereunder exceeds the

         Maximum Rate, any non-principal payment (except payments specifically described herein as "interest") including without limitation, late charges, shall to the maximum extent not prohibited by law, be an expense, fee or premium rather than interest. The Special Subordinated Lender hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the Maximum Rate. The provisions of this Statement of Intention and Agreement and the other documents contemplated herein are hereby modified to the extent necessary to conform with the limitations and provisions of this paragraph, and this paragraph shall govern over all other provisions in any document or agreement now or hereafter existing. This paragraph shall never be superseded or waived unless there is a written document executed by the Special Subordinated Lender and the GSRP, expressly declaring the usury limitation set forth in this paragraph to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

                  (b) Parties, Successors and Assigns. This Statement of Intention and Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (except that GSRP may not assign any of its rights hereunder), and all representations, covenants, provisions and agreements by or on behalf of GSRP which are contained in this Statement of Intention and Agreement shall inure to the benefit of the successors and assigns of the Special Subordinated Lender. Except as otherwise provided, this Statement of Intention and Agreement shall not create and shall not be construed as creating any rights enforceable by, or benefits in favor of, any Person not a party hereto.

                  (c) Costs. Whether or not the transactions contemplated hereunder are completed, GSRP shall pay all expenses of the Special Subordinated Lender relating to negotiating, preparing, documenting, closing and enforcing this Statement of Intention and Agreement, including, but not limited to:

                           (i)  the  cost  of  reproducing  this  Statement   of
                  Intention and Agreement and the documents contemplated herein;

                           (ii) the  fees  and  disbursements  of  the   Special
                  Subordinated Lender's counsel;

                           (iii) the Special Subordinated Lender's out-of-pocket
                  expenses in connection with any audits in respect of GSRP and/or the Collateral conducted by such Lender;

                           (iv) all fees and expenses (including fees and expenses of counsel to the Special Subordinated Lender) relating to any amendments, waivers, consents or review of documents in connection with this Statement of Intention and Agreement or relating to the funding of any Subordinated Loan Tranche Advance hereunder;

                           (v) all costs, outlays,  attorneys' fees and expenses
                  of every kind and character had or incurred in (A) the enforcement of any of the provisions of, or rights and remedies under, this Statement of Intention and Agreement, any assignment agreement, or any other document contemplated herein or hereby and (B) the preparation for, negotiations regarding, consultations concerning, or the defense of legal proceedings involving, any claim or claims made or threatened against the Special Subordinated Lender arising out of this transaction or the protection of the Collateral securing the Subordinated Loan Tranche Obligations, expressly including, without limitation, the defense by the Special Subordinated Lender of any legal proceedings instituted or threatened by any Person (including, without limitation, GSRP or any other Lender) to seek to recover or set aside any payment or setoff theretofore received or applied by Special Subordinated Lender with respect to the Subordinated Loan Tranche Obligations;

                           (vi) all filing and recording fees, costs and expenses which may be incurred by the Special Subordinated Lender with respect to the filing or recording of any document or instrument relating to the transactions described in this Statement of Intention and Agreement; and

                           (vii) all fees, costs and expenses owing to the Disbursement Agent under the Loan Disbursement Agreement.

                  (d) Governing Law; Amendment. This Statement of Intention and Agreement shall be governed by the internal laws of the State of Maine. To the extent any provision of this Statement of Intention and Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Statement of Intention and Agreement. This Statement of Intention and Agreement may not be amended or modified except in a writing as to which both GSRP and the Special Subordinated Lender are parties.

                  (e) Section Headings and Table of Contents and Construction. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Statement of Intention and Agreement as a whole and not to any particular Section or other subdivision.

                  (f) Survival. All warranties, representations and covenants made by GSRP herein or in any certificate or other instrument delivered by it or on its behalf under this Statement of Intention and Agreement shall be considered to have been relied upon by the Special Subordinated Lender and shall survive the execution and delivery of this Statement of Intention and Agreement. The obligation of GSRP to pay the Syndication Fee and the Participation/Syndication Costs shall survive the payment in full of the other Subordinated Loan Tranche Obligations.

                  (g)      Further Assurances.


                           (i) GSRP  will,  at its own  expense,  do such  other
                  things, execute and file such other documents and undertake such other actions as may be reasonably requested by the Special Subordinated Lender to fully consummate and close the transactions contemplated herein, including, without limitation, amending any of the existing Blanket Mortgages and Assignment of Rents to fully cover the transactions contemplated herein.

                           (ii) If any Lender (other than TFC, Litchfield Financial Corporation or any other Lender having consented to this Statement of Intention and Agreement, in writing) shall instruct the Administrative Agent to act in a way that is contrary to the terms and provisions of this Statement of Intention and Agreement, GSRP agrees, at its own expense, to do such things, execute and file such documents and undertake such actions as may be reasonably requested by the Special Subordinated Lender in order to cause such instruction to be rescinded and/or appropriately modified to be consistent with the terms and provisions hereof or, in lieu thereof, to modify this Statement of Intention and Agreement (to the extent approved by the Special Subordinated Lender) to be consistent with such instruction.

                           (iii) An independent consultant,  satisfactory to the
                  Special Subordinated Lender, shall have submitted a report addressed to GSRP and the Special Subordinated Lender confirming the amount of the remaining Construction Costs needed to complete the construction of the Steamboat Project, and such report shall be satisfactory to the Special Subordinated Lender.


   [Remainder of page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, the parties have executed this Statement of Intention and Agreement as of the day and year first above written.



GSRP:                                           Lender:

GRAND SUMMIT RESORT                             TEXTRON FINANCIAL
PROPERTIES, INC.                                CORPORATION



By /s/Mark P. Girard                            By/s/ Nicholas Mecca
     Name:Mark P. Girard                             Name: Nicholas Mecca
     Title:Vice President                            Title: Vice President